Exhibit 10.5

WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (this “Agreement”), dated as of May 14, 2018, is by and between TapImmune Inc., a Nevada corporation (the “Company”) and the undersigned holder (the “Holder”) of that certain Series C Warrant to Purchase Common Stock issued by the Company to the Holder, which warrant is exercisable at an exercise price (the “Series C Warrant Exercise Price”) of $6.00 per share (the “Series C Warrant”).

WHERAS, the Holder’s Series C Warrant is exercisable for a number of shares of Common Stock as set forth on such Holder’s signature page hereto (the “Series C Warrant Shares”) and the Holder desires to fully exercise such Series C Warrant and, immediately prior to such exercise and in consideration of the Holder’s agreement to so exercise such Series C Warrant, the Company has agreed to reduce the Series C Warrant Exercise Price to $2.50 per share (the “Revised Series C Warrant Exercise Price”); and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Series C Warrant.

ARTICLE II

EXERCISE OF WARRANT;

REDUCTION OF EXERCISE PRICES OF WARRANT; CLOSING

Section 2.1 Exercise of Series C Warrant. Subject to the satisfaction (or waiver) of the closing conditions set forth in Article IV hereof, upon the Closing, the Company and the Holder hereby agree that the Series C Warrant Exercise Price with respect to the Series C Warrant Shares shall be reduced to the Revised Series C Warrant Exercise Price and the Holder shall fully exercise the Series C Warrant for the number of Series C Warrant Shares underlying such Holder’s Series C Warrant at the Revised Series C Warrant Exercise Price per share, for aggregate cash proceeds to the Company in the amount set forth on the Holder’s signature page hereto, pursuant to the terms of the Series C Warrant. Holder shall execute and deliver the aggregate cash exercise price for such Series C Warrant to the bank account set forth on the Company’s signature page hereto and the Company shall deliver the Series C Warrant Shares to the Holder via the Depository Trust Company Deposit or Withdrawal at Custodian system pursuant to the instructions set forth on the Holder’s signature page hereto.

Section 2.2 Closing. Upon the terms and subject to the conditions set forth herein, the closing of this Agreement and the exercise of the Series C Warrant (as amended hereby) contemplated in this Section 2 (the “Closing”) will take place at 2:00 p.m., New York time, on the first business day after the satisfaction or waiver of the closing conditions set forth in Article IV at Closing, at the offices of Shumaker, Loop & Kendrick, LLP, 101 E. Kennedy Blvd., Suite 2800, Tampa, Florida, unless another time, date or place is agreed to in writing by the parties. The date on which the Closing occurs is referred to herein as the “Closing Date.” Upon Closing, the Series C Warrant exercised pursuant to this Agreement, shall be deemed automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Within five (5) business days following the Closing Date, the Holder shall deliver to the Company the original Series C Warrant held by Holder

Section 2.6 Filing of Form 8-K and Prospectus Supplement. On or before 9:00 a.m., New York time, on the first (1st) Business Day following the Closing, the Company shall file a Current Report on Form 8-K, including the form of this Agreement (the “8-K Filing”), with the Securities and Exchange Commission (“Commission”) in the form required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”). From and after the 8-K Filing, the Company represents to the Holder that it shall have publicly disclosed all material, non-public information delivered to the Holder by the Company, or any of their respective officers, directors, employees or agents. In addition, effective upon the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company or any of their respective officers, directors, agents, employees or affiliates on the one hand, and the Holder or any of its affiliates on the other hand, shall terminate.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement and as of the Closing Date:

(a) Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Issuance of Series C Warrant Shares; Registration Statement. The Series C Warrant Shares are duly authorized and, when issued and paid for in accordance with the respective terms of the Series C Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has prepared and filed a registration statement on Form S-1, File No. 333-205757 (the “Registration Statement”) in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), which became effective on August 7, 2015 and the combined prospectus for the foregoing Registration Statement File No. 333-220538, which became effective on December 29, 2017 (“Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The 8-K Filing shall be incorporated by reference into the Registration Statement, thereby updating the Prospectus included therein. The Series C Warrant Shares are registered for issuance and resale by the Holder on the Registration Statement and the Company knows of no reasons why such Registration Statement shall not remain available for the issuance and resale of such Series C Warrant Shares for the foreseeable future. The Company shall use its reasonable best efforts to keep the Registration Statement effective and available for use by the Holder until all Series C Warrant Shares are sold by the Holder. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Securities and Exchange Commission (“Commission”). At the time the Registration Statement and any amendments thereto became effective and at the date of this Agreement, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and, as of the date hereof, conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Holder regarding the Company and its subsidiaries, their respective businesses and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, “SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the Commission pursuant to the reporting requirements of the 1934 Act, including all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

Section 3.2 Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement and as of the Closing Date:

(a) Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

(b) No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c) Access to Information. Such Holder acknowledges that it has had the opportunity to review the reports filed by the Company with the Commission and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the exercise of the Series C Warrant and the merits and risks of investing in the Series C Warrant Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(d) Holder Status. The Holder is an “accredited investor” as defined in Rule 501 under the Securities Act.

(e) Understandings or Arrangements. Such Holder is acquiring the Series C Warrant Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Series C Warrant Shares (this representation and warranty not limiting such Holder’s right to sell the Series C Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Holder is acquiring the Series C Warrant Shares hereunder in the ordinary course of its business.

(f) The Holder has good and transferable title to, and is the sole owner of the Series C Warrant, and such Series C Warrant is free and clear of liens, claims or encumbrances of any kind.

(g) Compliance with Limitations on Exercises. The Holder represents and warrants that as of the Closing, the Series C Warrant exercised at the Closing does not violate the limitations on exercises set forth in Section 1(f) of each Warrant..

ARTICLE IV

CLOSING CONDITIONS

Section 4.1 Holder’s Closing Conditions. The Holder’s obligations to consummate the transactions contemplated hereby are subject to satisfaction or waiver, in the discretion of the Holder, of the following conditions:

(a) the Company shall have executed and delivered to the Holder this Agreement;

(b) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, the Series C Warrant Shares to the Holder via the Depository Trust Company Deposit or Withdrawal at Custodian system; and

(c) the accuracy in all material respects (or to the extent representations or warranties are qualified by materiality or material adverse effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, in which case they shall be true and correct as of such date).

Section 4.2 Company Closing Conditions.  The Company’s obligation to consummate the transactions contemplated hereby are subject to satisfaction or waiver, in the discretion of the Company, of the following conditions:

(a)  the Holder shall have executed and delivered to the Company this Agreement;

(b) the accuracy in all material respects (or to the extent representations or warranties are qualified by materiality or material adverse effect, in all respects) when made and on the Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein, in which case they shall be true and correct as of such date); and

(c)  the Holder shall have executed a Voting and Support Agreement with regard to the Company’s anticipated reverse triangular merger with Marker Therapeutics, Inc.

ARTICLE V

MISCELLANEOUS

Section 5.1 Short Sales. After the Closing Date, the Holder covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales (as defined below) during the period from the date hereof until the one year anniversary of the date of this Agreement. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

Section 4.3 Other Holders. The Company acknowledges and agrees that the obligations of the Holder under this Agreement are several and not joint with the obligations of any other holder or any other holders of the Series A Warrants, Series A-1 Warrants, Series C Warrants, Series C Warrants, Series C-1 Warrants, Series E Warrants, Series E-1 Warrants, Series F Warrants and Series F-1 Warrants of the Company (each, an “Other Holder”) under any other agreement related to the exercise of such warrants (“Other Warrant Exercise Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Warrant Exercise Agreement. Nothing contained in this Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Warrant Exercise Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce their rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any Other Warrant Exercise Agreement (or any amendment, modification or waiver thereof), is or will be more favorable to such Other Holder than those of the Holder pursuant to this Agreement.

Section 5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with Section 8 of the Series C Warrant.

Section 5.4 Survival. All representations and warranties (as of the date such representations and warranties were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Series C Warrant Shares. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 5.5 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 5.6 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 5.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to Section 11 of the Series C Warrant.

Section 5.8 Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.9 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 5.10 Effectiveness. This Agreement shall be effective only upon the Company returning a fully-executed copy of this Agreement to the Holder.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TAPIMMUNE INC.

By:	/s/Peter Hoang
Name: Peter Hoang Title: President and Chief Executive Officer

Wire Instructions:

DOMESTIC WIRE

ABA
Bank Name
Bank Address
Beneficiary Account Number (BNF)
Beneficiary Account Name

FOREIGN WIRE

ABA
Bank Name
Bank Address
Beneficiary Account Number (BNF)
Beneficiary Account Name
SWIFT Code

[Signature Page to Warrant Exercise Agreement (Kensington)]

[HOLDER SIGNATURE PAGE TO

WARRANT EXERCISE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Kensington Investment Partners LLC

Signature of Authorized Signatory of Holder: /s/Richard Abbe

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Managing Member

Date: May 14, 2018

Total Number of Series C Warrant Shares Underlying Series C Warrant: 10,999

Revised Series C Warrant Exercise Price: $2.50

Aggregate Exercise Price to be Paid: $27,497.50

Number of Series C Warrant Shares to be Issued Upon Exercise: 10,999

DWAC Instructions for Warrant Shares:

____________________________

____________________________

____________________________

[Signature Page to Warrant Exercise Agreement (Kensington)]